EXHIBIT 99.2

Contact:	Adam Weiner/Andrea Calise
Kekst and Company
(212) 521-4800

For Immediate Release

SIZELER PROPERTY INVESTORS, INC. SETS ANNUAL MEETING DATE

— Directors Sidney W. Lassen and William G. Byrnes Nominated For Re-Election —

— Board Modifies Company’s Shareholder Rights Plan and

Other Corporate Governance Matters —

New Orleans, LA, August 2, 2005 — Sizeler Property Investors, Inc. (NYSE: SIZ) today reported that its 2005 annual meeting of shareholders will be held on Thursday, October 27, 2005.

Sizeler’s Board of Directors has nominated Sidney W. Lassen, its Chairman and Chief Executive Officer, and William G. Byrnes, its Vice Chairman and lead independent director, for re-election at the upcoming annual meeting and to serve until the 2008 annual meeting of shareholders. The Board unanimously recommends that shareholders vote to re-elect Messrs. Lassen and Byrnes, who are instrumental in the Company’s business strategy to achieve financial goals to enhance long-term shareholder value.

Sizeler reported that, at the annual meeting, Board members Dr. James Peltier will retire and not stand for re-election, and Harold Judell will retire. The Board will appoint Dr. Peltier and Mr. Judell emeritus directors. Sidney W. Lassen, Chairman and Chief Executive Officer of Sizeler, stated, “We are very grateful for the many years of wise counsel that Mr. Judell has provided us and the valuable contributions of Dr. Peltier. Their services to Sizeler have been most appreciated.”

Following the annual meeting and consistent with Maryland law, Sizeler’s Board will consist of eight directors — two will be re-elected at the 2005 annual meeting, three will stand for re-election at the 2006 annual meeting and three will stand for re-election at the 2007 annual meeting. After thorough review, the Board has determined that an eight-person Board of Directors is the most efficient and effective composition for a company the size of Sizeler.

In addition to reducing the size of its Board and designating Bill Byrnes as lead independent director, Sizeler also reported that the Board has authorized a number of actions to further enhance its corporate governance program. In this regard, the Board has amended Sizeler’s shareholder rights plan. The plan will now benefit from a “TIDE” provision, requiring periodic independent director review of whether the rights plan should continue or be modified or terminated in the interests of the shareholders. The threshold for triggering the rights under the plan also has been increased from 15% to 20%. Furthermore, the concept of “continuing” or “disinterested” director, which requires that only directors in office at the time the plan was adopted and certain successors elected by them may take certain actions concerning the rights, and “adverse person,” which allows the Board to lower the threshold for triggering the rights in certain circumstances, have been eliminated. Taken together, these modifications of the shareholder rights plan are designed to eliminate some common and widely-utilized provisions that are not consistent with the Board’s commitment to best align shareholder and corporate interests, while at the same time continuing to protect Sizeler’s REIT status.

Sizeler also stated that the Board has formed a special committee comprised solely of independent directors to evaluate and potentially eliminate the related party ownership of two retail properties in its portfolio.

In accordance with the advance notice provisions of Article II, Sections 11 and 12 of the Company’s by-laws, in order for a shareholder proposal to be considered at the 2005 annual meeting it must be submitted to the Company not later than August 12, 2005. In addition, shareholders interested in submitting any proposals for inclusion in the Company’s proxy statement for the 2005 annual meeting of shareholders pursuant to the requirements of Section 14a-8 of the Securities Exchange Act of 1934 must submit such proposal to the Company no later than August 12, 2005. Shareholder proposals should be addressed to the Chairman of the Board of the Company at its executive offices located at 2542 Williams Blvd., Kenner, Louisiana 70062.

Sizeler Property Investors, Inc. is an equity real estate investment trust (REIT) that invests in retail and apartment properties in the southeastern United States. The Company currently owns a total of thirty properties — sixteen in Louisiana, ten in Florida and four in Alabama.

Forward-Looking Statements

This release made by the Company may contain certain forward-looking statements that are subject to risk and uncertainty. Investors and potential investors in the Company’s securities are cautioned that a number of factors could adversely affect the Company and cause actual results to differ materially from those in the forward-looking statements, including, but not limited to (a) the inability to lease current or future vacant space in the Company’s properties; (b) decisions by tenants and anchor tenants who own their space to close stores at the Company’s properties; (c) the inability of tenants to pay rent and other expenses; (d) tenant financial difficulties; (e) general economic and world conditions, including threats to the United States homeland from unfriendly factions; (f) decreases in rental rates available from tenants; (g) increases in operating costs at the Company’s properties; (h) increases in corporate operating costs associated with new regulatory requirements; (i) lack of availability of financing for acquisition, development and rehabilitation of properties by the Company; (j) force majeure as it relates to construction and rehabilitation projects; (k) possible dispositions of mature properties since the Company is continuously engaged in the examination of its various lines of business; (l) increases in interest rates; (m) a general economic downturn resulting in lower retail sales and causing downward pressure on occupancies and rents at retail properties; (n) forces of nature; (o) the adverse tax consequences if the Company were to fail to qualify as a REIT in any taxable year; and (p) inability of the Company to implement its strategic initiatives for foregoing or other reasons. Except as required under federal securities laws and the rules and regulations of the SEC, we do not have any intention or obligation to update or revise any forward-looking statements in this release, whether as a result of new information, future events, changes in assumptions or otherwise.

PROXY SOLICITATION

Because Sizeler is currently in a proxy contest, it is required to make the following disclosures to its shareholders:

SIZELER PROPERTY INVESTORS, INC. AND ITS DIRECTORS, INCLUDING THOSE DIRECTORS WHO ARE ALSO EXECUTIVE OFFICERS, MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE 2005 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 27, 2005. A LISTING OF THE SIZELER DIRECTORS AND CERTAIN OTHER INFORMATION REGARDING THEIR DIRECT AND INDIRECT INTERESTS IN THE SOLICITATION IS INCLUDED IN THE COMPANY’S SCHEDULE 14A FILED ON JUNE 28, 2005.

SIZELER WILL ALSO BE FILING A DEFINITIVE PROXY STATEMENT, FORM OF PROXY SOLICITED BY SIZELER’S BOARD OF DIRECTORS AND OTHER RELEVANT DOCUMENTS WITH THE SECURITIES AND EXCHANGE COMMISSION IN CONNECTION WITH ITS 2005 ANNUAL MEETING. SHAREHOLDERS OF SIZELER ARE ADVISED TO READ, WHEN AVAILABLE, SIZELER’S DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED BY SIZELER WITH THE SECURITIES AND EXCHANGE COMMISSION IN CONNECTION WITH SIZELER’S SOLICITATION OF PROXIES FOR THE 2005 ANNUAL MEETING TO BE HELD ON OCTOBER 27, 2005 BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. SHAREHOLDERS OF SIZELER AND OTHER INTERESTED PARTIES MAY OBTAIN FREE OF CHARGE, WHEN AVAILABLE, COPIES OF THE DEFINITIVE PROXY STATEMENT AND ANY OTHER DOCUMENTS FILED BY SIZELER WITH THE SECURITIES AND EXCHANGE COMMISSION (INCLUDING THE SCHEDULE 14A FILED ON JUNE 28,

2005), AT THE SEC’S INTERNET WEBSITE HTTP://WWW.SEC.GOV AND ALSO ON SIZELER’S INTERNET WEBSITE HTTP://WWW.SIZELER.NET. THE SCHEDULE 14A FILED JUNE 28, 2005, AND, WHEN AVAILABLE, THE DEFINITIVE PROXY STATEMENT AND FORM OF PROXY SOLICITED BY SIZELER’S BOARD OF DIRECTORS FOR THE 2005 ANNUAL MEETING TO BE HELD ON OCTOBER 27, 2005 ALSO MAY BE OBTAINED FREE OF CHARGE BY CONTACTING MORROW & CO., INC., WHICH IS ASSISTING SIZELER IN THE SOLICITATION OF PROXIES, AT (800) 654-2468 OR (212) 754-8000 (COLLECT).

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